                                                                  EXECUTION COPY




                                 FIRST AMENDMENT
                                        TO
                            ASSET PURCHASE AGREEMENT
                 Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes



          THIS FIRST AMENDMENT dated as of June 12, 1996 (the "AMENDMENT") to the ASSET PURCHASE AGREEMENT, dated as of December 28, 1995 (the "AGREEMENT") among Morgan Guaranty Trust Company of New York (successor to J.P. Morgan Delaware), as administrative agent (the "AGENT") and each of the parties (collectively, the "APA PURCHASERS") who has (i) executed a signature page to the Agreement or (ii) executed an Assignment of Purchase Commitment, is by and among the parties listed above. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

          WHEREAS, the Agent and the APA Purchasers wish to amend the Agreement to add APA Purchasers and reallocate Maximum Purchases and Percentages among existing and new APA Purchasers due to the increase in DFC's Purchase Commitment and in the Facility Limit as provided herein, and Delaware Funding Corporation and Olympic Financial Ltd. ("OFL") are willing to consent to such amendments upon the terms provided for herein.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. NEW PURCHASERS. This Amendment provides for the addition of new Purchasers to the Asset Purchase Agreement, such addition to be evidenced by the execution by such new Purchasers of the signature pages attached hereto as Exhibit A.

          SECTION 2. CONSENT TO INCREASE IN FACILITY LIMIT AND DFC'S PURCHASE LIMIT. In accordance with the provisions of Section 12(a) of the Agreement, all of the Purchasers who execute the attached signature pages hereby consent to the increase in the Facility Limit and DFC's Purchase Limit from $200,000,000 to $300,000,000.

          SECTION 3. CONSENT TO AMENDMENT TO TRUST DOCUMENTS. In accordance with the provisions of Section 7(b) of the Agreement, all of the Purchasers who execute the attached signature pages hereby consent to the Amendment to Trust

Agreement, Amendment to Sale and Servicing Agreement and Supplemental Indenture of even date herewith, substantially in the forms attached to this Amendment as Exhibit B.

          SECTION 4. AMENDMENTS OF SIGNATURE PAGES. As a result of the addition of new Purchasers and the increase in DFC's Purchase Commitment, pursuant to Sections 2(a), 12(a) and 13(l) of the Agreement, the Percentages and Maximum Purchases of existing APA Purchasers are being revised. The Percentages and Maximum Purchases of the new and existing (as revised) APA Purchasers are specified in the executed signature pages attached to this Amendment as Exhibit
A. The attached signature pages shall supersede the signature pages to the Agreement dated December 28, 1995, and from and after the date of this Amendment all references to the signature pages of the Agreement shall refer to the signature pages attached as Exhibit A to this Amendment.

          SECTION 5. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective as of June 12, 1996, upon receipt by the Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto and (ii) written confirmation from each of S&P and Moody's that such amendments will not result in a downgrade in the ratings of the Commercial Paper Notes.

          SECTION 6. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

          SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 9. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.



                                       2
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By:
                                  ------------------------
                                   Title:


Acknowledged and consented to:
June 12, 1996

DELAWARE FUNDING CORPORATION

By:  Morgan Guaranty Trust Company
     of New York,
     as attorney-in-fact for
     Delaware Funding Corporation


By:
    ------------------------
    Authorized Signatory

    ------------------------
    Title


OLYMPIC FINANCIAL LIMITED


By:
    ------------------------
    Authorized Signatory

    ------------------------
    Title


                                             3
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                                                                       EXHIBIT A

                                   Signature Page
                                  with respect to
                    Olympic Automobile Receivables Warehouse Trust
                               Variable Funding Notes
                              Asset Purchase Agreement

                           Dated as of December 28, 1995
                            Amended as of June 12, 1996



                              Morgan Guaranty Trust Company of
                                New York,
                                as Agent and as Administrative
                                Agent



                              By:
                                  ----------------------
                                   Authorized Signature

                                ------------------------
                                Title

                                  Signature Page
                                  with respect to
                  Olympic Automobile Receivables Warehouse Trust
                              Variable Funding Notes
                             Asset Purchase Agreement


SECTION 1.

     Percentage:  28.33%

SECTION 2.

     Maximum Purchase:  $85,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                        June 12, 1996

SECTION 4.

     Purchase Termination Date:  December 26, 1996



                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK
                              500 Stanton Christiana Road
                              Newark, Delaware 19713-2107


                              By:
                                  ------------------------
                                   Authorized Signature



                                  ------------------------
                                   Title

                                  Signature Page
                                  with respect to
                  Olympic Automobile Receivables Warehouse Trust
                               Variable Funding Notes
                              Asset Purchase Agreement


SECTION 1.

     Percentage:  16.67%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                        June 12, 1996

SECTION 4.

     Purchase Termination Date:  December 26, 1996



                              BANK OF AMERICA ILLINOIS
                                231 South LaSalle Street
                                Chicago, Illinois 60690


                              By:
                                  ------------------------
                                Title:



                              By:
                                  ------------------------
                                Title:

                                 Signature Page
                                 with respect to
                   Olympic Automobile Receivables Warehouse Trust
                              Variable Funding Notes
                             Asset Purchase Agreement



SECTION 1.

     Percentage:  5.00%

SECTION 2.

     Maximum Purchase:  $15,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                        June 12, 1996

SECTION 4.

     Purchase Termination Date:  December 26, 1996



                              THE BANK OF NOVA SCOTIA,
                                ATLANTA AGENCY
                                Suite 2700
                                600 Peachtree Street, N.E.
                                Atlanta, Georgia  30308


                              By:
                                  ------------------------
                                Title:


                              By:
                                  ------------------------
                                Title:

                                Signature Page
                                with respect to
              Olympic Automobile Receivables Warehouse Trust
                            Variable Funding Notes
                           Asset Purchase Agreement



SECTION 1.

     Percentage:  16.67%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                        June 12, 1996

SECTION 4.

     Purchase Termination Date:  December 26, 1996



                              DRESDNER BANK AG, NEW YORK AND
                                GRAND CAYMAN BRANCHES
                                Suite 2700
                                1900 South LaSalle Street
                                Chicago, Illinois  60603


                              By: ________________________
                                Title:


                              By: ________________________
                                Title:

                              Signature Page
                              with respect to
              Olympic Automobile Receivables Warehouse Trust
                          Variable Funding Notes
                         Asset Purchase Agreement


SECTION 1.

     Percentage:  8.33%

SECTION 2.

     Maximum Purchase:  $25,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                        June 12, 1996

SECTION 4.

     Purchase Termination Date:  December 26, 1996



                              COMMERZBANK AKTIENGESELLSCHAFT,
                                CHICAGO BRANCH
                                311 S. Wacker Drive
                                Chicago, Illinois  60606


                              By:
                                  ------------------------
                                Title:


                              By:
                                  ------------------------
                                Title:

                               Signature Page
                               with respect to
               Olympic Automobile Receivables Warehouse Trust
                           Variable Funding Notes
                          Asset Purchase Agreement


SECTION 1.

     Percentage:  8.33%

SECTION 2.

     Maximum Purchase:  $25,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                        June 12, 1996

SECTION 4.

     Purchase Termination Date:  December 26, 1996



                              HARRIS TRUST AND SAVINGS BANK
                                111 West Monroe Street
                                P.O. Box 755
                                Chicago, Illinois  60690


                              By:
                                  ------------------------
                                Title:


                              By:
                                  ------------------------
                                Title:

                               Signature Page
                               with respect to
              Olympic Automobile Receivables Warehouse Trust
                           Variable Funding Notes
                           Asset Purchase Agreement


SECTION 1.

     Percentage:  16.67%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                        June 12, 1996

SECTION 4.

     Purchase Termination Date:  December 26, 1996



                              BANCO SANTANDER, NEW YORK BRANCH
                                453 East 53rd Street
                                New York, New York  10022


                              By:
                                  ------------------------
                                Title:


                              By:
                                  ------------------------
                                Title: